ITEM 6
6(a) ENTITIES WITHIN THE PERSON FILING NOTIFICATION

     The following are the corporate entities within the person filing notification, including those with total assets of less than $10 million. Unless otherwise indicated, the headquarter's mailing address is 3820 State Street, Santa Barbara, California 93105. All of the subsidiaries are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Tenet Healthcare Corporation
     (a) TH AR, Inc.
     (a) Broadlane, Inc.
     (a) Tenet I.B.A. Holdings, Inc.
     (a) Tenet Ventures, Inc.
         (b) T.I. Edu, Inc.
             (c) DigitalMed Inc.
         (b) T.I. GPO, Inc
         (b) Tenet New Development, Inc.
             (c) Proton Therapy Center of St. Louis, Inc.
             (c) PTCA Investments, Inc.
Tenet HealthSystem Holdings, Inc.
     (a) Tenet HealthSystem Medical, Inc.
         (b) Tenet Management Services, Inc.
             (c) Tenet Health Integrated Services, Inc.
             (c) Quality Medical Management, Inc.
             (c) Mid-Orange Medical Management, Inc.
             (c) Alexa Integrated Medical Management, Inc.
         (b) Alabama Medical Group, Inc.
             (c) Alabama Medical Group-Gadsden Family Medicine
             (c) Alabama Medical Group-Obstetrics and Gynecology, Inc.
             (c) Alabama Medical Group-Primary Care I, Inc.
             (c) Alabama Medical Group-Primary Care II, Inc.
         (b) American Medical (Central), Inc.
             (c) Amisub (Heights), Inc.(1)
             (c) Tenet Texas Employment, Inc.
             (c) Amisub of Texas, Inc.(1)
                        OWNERSHIP - LIFEMARK HOSPITAL, INC. (63.68%)
                                    TENET HEALTHSYSTEM MEDICAL, INC. (19.75%)
                                    BROOKWOOD HEALTH SERVICES, INC. (5.10%)
                                    AMI INFORMATION SYSTEMS GROUP, INC. (.42%)
                                    AMERICAN MEDICAL (CENTRAL), INC. (11.05%)

             (c) Amisub (Twelve Oaks), Inc.(1)
             (c) Lifemark Hospitals, Inc.
                 (d) Tenet Healthcare, Ltd. -
                        OWNERSHIP - LIFEMARK HOSPITAL, GP (1%)
                                    AMISUB OF TEXAS, INC., LP (70.1%)
                                    AMISUB (HEIGHTS), INC., LP (10.3%)
                                    AMISUB (TWELVE OAKS), INC., LP (18.6%)
                     (e) Odessa Hospital, Ltd. -
                        OWNERSHIP - TENET HEALTHCARE LTD., GP (78.125%)
                                    INDIVIDUAL PHYSICIANS, LP (21.875%)
                     (e) Beaumont Newco, Inc.
                 (d) Texas Healthcare Physician Services, Inc.
                 (d) 6103 Webb Road Ltd. -
                        OWNERSHIP - LIFEMARK HOSPITALS, INC. (88%)
                                    PHYSICIANS DEVELOPMENT, INC. + EPP (9%)
                                    DR. ROBERT SHERRILL (3%)

---------------------
(1) Mailing address: c/o Woodburn & Wedge First Interstate Bank Building, One East First Street, Suite 1600, Reno, Nevada 89501.

                 (d) Lifemark Hospitals of Florida, Inc.
                     (e) Palmerto Medical Plan, Inc.
                     (e) Tenet PMC, Inc.
                     (e) T&C and USF Ob/Gyn Center, Inc.
                     (e) Hospital Constructors -
                        OWNERSHIP - LIFEMARK HOSPITALS OF FLORIDA, INC. (100%)

                 (d) Lifemark Hospitals of Louisiana, Inc.
                     (e) Kenner Regional Clinical Services, Inc.
                 (d) Lifemark Hospitals of Missouri, Inc.
                     (e) Lifemark RMP Joint Venture -
                        OWNERSHIP - LIFEMARK HOSPITALS OF MISSOURI, INC. (50%)
                                    RMP, L.L.C. (50%)
                     (e) Procare Network II, Inc.
                 (d) Regional Alternative Health Services, Inc.
                     (e) Mid-Missouri Lithotripter Center -
                        OWNERSHIP - PHYSICIANS (68.33%)
                                    REGIONAL ALTERNATIVE HEALTH SERVICES, INC.
                                    (31.67%)
                 (d) Houston Specialty Hospital, Inc.
                 (d) Memphis Specialty Hospital, Inc.
                 (d) Tenet Investments, Inc.
                     (e) T.I. Promed
                     (e) T.I. MedChannel
                 (d) Tenet Investments-Kenner, Inc.
                 (d) Tenet HealthSystem RMA, Inc.
             (c) Texas Southwest Healthservices, Inc.
                 (d) Diagnostic and Therapeutic Cardiology Services, L.P. -
                        OWNERSHIP - PHYSICIAN (7.143%)
                                    TEXAS SOUTHWEST HEALTHSERVICES, INC.
                                    (92.857%)
         (b) American Medical Home Care, Inc.
         (b) AMI Ambulatory Centres, Inc.
             (c) Surgical Services, Inc.
                 (d) Ambulatory Care - Broward Development Corp.

         (b) AMI Arkansas, Inc.
             (c) Healthstar Properties Limited Partnership -
                        OWNERSHIP - AMI ARKANSAS, INC., G.P. (1%), LP (49%)
                                    ST. VINCENT TOTALHEALTH CORPORATION, G.P.
                                    (1%), L.P. (49%)
                 (d) Healthstar Ultima, L.L.C. -
                        OWNERSHIP - HEALTHSTAR PROPERTIES LIMITED PARTNERSHIP
                                    (70 UNITS)
                                    ARKANSAS CHILDREN'S HOSPITAL (1 UNIT)
                                    QUORUM HEALTH RESOURCES, INC. (1 UNIT)
                                    NORTHWEST MEDICAL CENTER (1 UNIT)
                                    REOSAM REGIONAL MEDICAL CENTER (1 UNIT)
         (b) AMI Brokerage Services, Inc.
         (b) AMI Diagnostic Services, Inc.
             (c) UCSD Medical Center Magnetic Resonance Diagnostic Center -
                        OWNERSHIP - AMI DIAGNOSTIC SERVICES, INC. (50%)
                                    THE REGENTS OF THE UNIVERSITY OF
                                    CALIFORNIA (50%)
         (b) AMI Information Systems Group, Inc.
             (c) American Medical International B.V.
                 (d) American Medical International N.V.
         (b) AMI/HTI Tarzana Encino Joint Venture -
                        OWNERSHIP - TENET HEALTHSYSTEM MEDICAL, INC. (30%)
                                    AMISUB OF CALIFORNIA, INC. (26%)
                                    NEW H ACUTE, INC. (12%)
                                    AMI INFORMATION SYSTEMS GROUP, INC. (7%)
                                    ENCINO HOSPITAL CORPORATION (25%)
         (b) Amisub (Culver Union Hospital), Inc.
             (c) Choice Care Network, Inc.
         (b) Tenet Physician Services - Hilton Head, Inc.
             (c) Hilton Head Clinics, Inc.

             (c) Hilton Head Health Systems, L.P. - OWNERSHIP - TENET PHYSICIAN
                                    SERVICES - HILTON HEAD, INC. (21%)
                                    AMISUB (HILTON HEAD), INC. (49%)
                                    HILTON HEAD HEALTH FOUNDATION (30%)
             (c) Hilton Head Medical Group - CARDIOLOGY, L.L.C.
             (c) Hilton Head Medical Group - ENT, L.L.C.
             (c) Hilton Head Medical Group - Oncology, L.L.C.
             (c) Hilton Head Medical Group - UROLOGY - HH, L.L.C.
             (c) Hilton Head Medical Group - UROLOGY - Beaufort, L.L.C.
                 (d) Beaufort Hilton Head Healthcare System, L.L.C. -
                                    OWNERSHIP - HILTON HEAD HEALTH
                                    SYSTEM, L.P. (50%)
                                    BROAD RIVER HEALTHCARE, INC. (50%)
             (c) Piedmont Medical Equipment, G.P. - OWNERSHIP - AMISUB OF
                                    SOUTH CAROLINA, INC. (50%)
                                    AMERICA HOME PATIENT, INC. (50%)
             (c) Rock Hill Surgery Center, L.P. - OWNERSHIP - AMISUB OF
                                    SOUTH CAROLINA, INC. (72%)
                                    SURGICAL CENTER OF ROCK HILL (28%)
         (b) Amisub (Florida Ventures), Inc.
             (c) PBG Outpatient Services, Inc.
             (c) Ft. Lauderdale Surgery Center, Inc.
             (c) Tampa MOB 107, Inc.
             (c) Tampa MOB 104, Inc.
             (c) Tampa 8313 West Hillsborough, Inc.
             (c) Tampa 4802 Gunn Highway, Inc.
             (c) Tampa 418 W. Platt St., Inc.
         (b) Amisub (GTS), Inc.(2)
         (b) Amisub (Hilton Head), Inc.
         (b) Amisub (Irvine Medical Center), Inc.
         (b) Tenet HealthSystem Bartlett, Inc.
         (b) Tenet HealthSystem Spalding, Inc.
             (c) Tenet Physician Services - FMC, Inc.
             (c) Tenet Physician Services - Spalding, Inc.
             (c) Spalding Health System, L.L.C. - OWNERSHIP - TENET
                                    HEALTHSYSTEM SPALDING, INC. (50%)
                                    PHYSICIANS (50%)
             (c) Tenet EMS/Spalding 911, LLC - OWNERSHIP - TENET HEALTHSYSTEM
                                    SPALDING, INC. (64.1%)
                                    SPALDING COUNTY (35.9%)
         (b) Amisub (North Ridge Hospital), Inc.
             (c) FL Health Complex, Inc.
             (c) North Ridge Carenet, Inc.
             (c) North Ridge Partners, Inc.
                 (d) SFHCA Walk-In Centers, G.P. - OWNERSHIP - NORTHRIDGE
                                    PARTNERS, INC. (50%)
                                    SOUTH FLORIDA HEALTH CARE
                                    ASSOCIATES (50%)
         (b) Amisub of California, Inc.
             (c) Valley Doctors' Hospital
                 (d) Family Medical Services
                 (d) L.A. Surgery Center, Ltd. - OWNERSHIP - VALLEY DOCTORS'
                                    HOSPITAL (30.3%)
                                    OTHERS (69.7%)
                 (d) Cypress Specialty Hospital, Inc.
             (c) Physician Practice Management Corporation
             (c) Park Plaza Retail Pharmacy, Inc.
             (c) Tarzana Regional Medical Center MRI Center - OWNERSHIP -
                                    AMISUB OF CALIFORNIA, INC. (7.8%)

------------------------
(2) Mailing Address: 1325 Airmotive way, Suite 130, Reno, Nevada 89052

                                                       NON-TENET EQUITY (92.2%)

                       (b) Amisub of North Carolina, Inc.
         (b) Central Carolina Management Services Organization, Inc.
         (b) Tenet Central Carolina Physicians for Women, Inc.
         (b) Amisub of South Carolina, Inc.
             (c) Piedmont Medical Services Company
             (c) Tenet Physician Services - Piedmont, Inc.
             (c) Piedmont Seven, Inc.
             (c) Tenet Piedmont West Urgent Care Center, Inc.
         (b) Amisub (Saint Joseph Hospital), Inc.
             (c) Creighton Saint Joseph Regional HealthCare System, L.L.C. -
                                    OWNERSHIP - AMISUB (SAINT JOSEPH HOSPITAL),
                                      INC. (73.82%)
                                    CREIGHTON HEALTHCARE, INC. (26.18%)
             (c) Saint Joseph Mental Health Plans, Inc.
             (c) Saint Joseph Mental Health Physicians, Inc.
         (b) Amisub (SFH), Inc.
             (c) Tenet HealthSystem SF-SNF, Inc.
             (c) Tenet Regional Infusion South, Inc. - OWNERSHIP -
                                    CENTRAL AK HOSPITAL INC. (11%)
                                    AMISUB (CLUVER UNION HOSPITAL), INC. (11%)
                                    NATIONAL MEDICAL HOSPITAL OF TULLAHONA (11%)
                                    LUCY LEE HOSPITAL, INC. (11%)
                                    JONESBORO HEALTH SERVICES, LLC (11%)
                                    AMISUB (SFH), INC. (11%)
                                    S.C. MANAGEMENT INC. (11%)
                                    NATIONAL MEDICAL HOSPITAL OF WILSON
                                      COUNTY, INC. (11%)
                                    WINONA MEMORIAL HOSPITAL, L.P. (11%)
             (c) MRI of San Louis Obispo, G.P. - OWNERSHIP - AMISUB (SIERRA
                                      VISTA), INC. (45%)
                                    MEDIQ (55%)
         (b) Tenet Finance Corp.(3)
         (b) Brookwood Center Development Corporation
             (c) BWP Associates, Ltd. - OWNERSHIP - BROOKWOOD CENTER
                                    DEVELOPMENT CORPORATION (80%)
                                    W+R, INC. (20%)
             (c) Med Plex Land Associates - OWNERSHIP - BROOKWOOD CENTER
                                    DEVELOPMENT CORPORATION (49%)
                                    HOOVER DOCTORS' GROUP II (51%)
             (c) Medplex Outpatient Surgery Center, Ltd. - OWNERSHIP -
                                    BROOKWOOD CENTER DEVELOPMENT
                                      CORPORATION (83%)
                                    OTHERS (17%)
             (c) Hoover Doctors Group, Inc.
             (c) Medplex Outpatient Medical Centers, Inc.
         (b) Brookwood Development, Inc.
             (c) Alabama Health Services, Inc. - OWNERSHIP - BROOKWOOD
                                    DEVELOPMENT, INC. (50%)
                                    EASTERN HEALTH SYSTEM, INC. (50%)
             (c) Alabama Health Services (St. Clair), L.L.C. - OWNERSHIP -
                                    BROOKWOOD DEVELOPMENT, INC. (50%)
                                    HEALTH SERVICES EAST, INC. (50%)
         (b) Brookwood Health Services, Inc.
             (c) Brookwood Medical Center of Tampa, Inc.
                 (d) Tenet Florida, Ltd. - OWNERSHIP -

---------------
(3) Mailing address: c/o Woodburn & Wedge, First Interstate Bank Building, One East First Street, Suite 1600, Reno, Nevada 89051

                                   BROOKWOOD MEDICAL CENTER OF TAMPA, INC. (76%)
                                    EASTERN PROFESSIONAL PROPERTIES, INC. (24%)
             (c) Estes Health Care Centers, Inc.
         (b) Central Arkansas Hospital, Inc.
             (c) Amisub (Central Arkansas), Inc.
         (b) Central Care, Inc.
         (b) Columbia Land Development, Inc.
         (b) Culver Health Network, Inc.
         (b) Cumming Medical Ventures, Inc.
         (b) East Cooper Community Hospital, Inc.
         (b) Eastern Professional Properties, Inc.
         (b) Florida Health Network, Inc.
         (b) Frye Regional Medical Center, Inc.
             (c) Frye Home Infusion, Inc.
             (c) Piedmont Health Alliance, Inc. - OWNERSHIP - FRYE REGIONAL
                                    MEDICAL CENTER, INC. (50%);
                                    PHYSICIANS (50%)
             (c) Shared Medical Ventures, L.L.C. - OWNERSHIP - FRYE REGIONAL
                                    MEDICAL CENTER, INC. (30%)
                                    GRACE HOSPITAL INC. (30%)
                                    COLDWELL MEMORIAL HOSPITAL
                                      INCORPORATED (30%)
             (c) Tenet Claims Processing, Inc.
             (c) Ten Broeck/Frye Partnership - OWNERSHIP - FRYE REGIONAL
                                    MEDICAL CENTER, INC. (50%)
                                    UNITED MED CORP. OF NC (50%)
         (b) Georgia Health Services, Inc.
         (b) Heartland Corporation
             (c) Prairie Medical Clinic, Inc.
             (c) Heartland Physicians, Inc.
         (b) Kenner Regional Medical Center, Inc.
         (b) Lucy Lee Hospital, Inc.
             (c) HMS, L.P. - OWNERSHIP - LUCY LEE HOSPITAL, INC. (35%);
                                    HOME MEDICAL OF P.B. (65%)
             (c) Popler Bluff Physicians Group, Inc.
         (b) Medical Center of Garden Grove
             (c) Orange County Kidney Stone Center, L.P. - OWNERSHIP -
                                    MEDICAL CENTER OF GARDEN GROVE,
                                      INC. (42.5805%)
                                    OCKSC ASSOC + INC. + 11 OTHERS (57.4195%)
             (c) Orange County Kidney Stone Center Assoc., G.F. - OWNERSHIP -
                                    PHYSICIANS (67.9%)
                                    MEDICAL CENTER OF GARDEN GROVE (32.1%)
         (b) Medical Collections, Inc.
         (b) Mid-Continent Medical Practices, Inc.
         (b) Missouri Health Services, Inc.
         (b) National Medical Services III, Inc.
         (b) National Medical Services IV, Inc.
         (b) National Park Medical Center, Inc.
             (c) Garland Managed Care Organization, Inc.
             (c) NPMC Healthcenter - Cardiology Care Center, Inc.
             (c) NPMC Healthcenter - Family Healthcare Clinic, Inc.
             (c) NPMC Healthcenter - Malvern, Inc.
             (c) NPMC Healthcenter - Physician Services for Women, Inc.
             (c) NPMC Healthcenter - The Heart Clinic, Inc.
             (c) NPMC Healthcenter - National Park Surgery Clinic, Inc.
             (c) NPMC Healthcenter - Cardiology Services, Inc.
             (c) NPMC Healthcenter - Hot Springs Village, Inc.
             (c) NPMC Healthcenter - Gastroenterology Center of
                                      Hot Springs, Inc.
             (c) NPMC Healthcenter - Physician Services, Inc.
             (c) Tenet HealthSystem NPMC Hamilton West, Inc.
             (c) Hot Springs Outpatient Surgery, G.P. - OWNERSHIP -
                                    NATIONAL PARK MEDICAL CENTER, INC. (50%)

                                           HOT SPRINGS OUTPATIENT SURGERY (50%)
         (b) New H Holdings Corp. - OWNERSHIP - TENET HEALTHSYSTEM
                                      MEDICAL, INC. (99%)
                                    AMISUB OF CALIFORNIA, INC. (.5%)
                                    BROOKWOOD HEALTH SERVICES, INC. (.5%)
             (c) New H Acute, Inc.
                 (d) New H South Bay, Inc.
         (b) North Carolina Health Services, Inc.
         (b) North Fulton Imaging Ventures, Inc.
         (b) North Fulton Medical Center, Inc.
             (c) Northwoods Ambulatory Surgery, Inc.
             (c) North Fulton Health Care Associates, Inc.
             (c) North Fulton Occupational Medicine, Inc.
             (c) North Fulton Regional Cancer Center, Inc.
             (c) North Fulton 002, Inc.
             (c) Tenet Physician Services - North Fulton, Inc.
             (c) North Fulton 008, Inc.
             (c) North Fulton 009, Inc.
             (c) North Fulton 010, Inc.
         (b) North Fulton MOB Ventures, Inc.
             (c) North Fulton Professional Building I, L.P. - OWNERSHIP -
                                    NORTH FULTON MOB VENTURES, INC. (15.4917%)
                                    NORTH FULTON MEDICAL VENTURES, INC.
                                      (84.5083%)
         (b) Occupational Health Medical Services of Florida, Inc.
         (b) Palm Beach Gardens Community Hospital, Inc.
         (b) Partners in Service, Inc.(4)
         (b) Physicians Development, Inc.
         (b) Piedmont Home Health, Inc.
         (b) Pinnacle Healthcare Services, Inc.
         (b) Professional Healthcare Systems Licensing Corporation
         (b) ProMed Pharmicenter, Inc.
         (b) Roswell Medical Ventures, Inc.
             (c) North Fulton Parking Deck, L.P. - OWNERSHIP - ROSWELL
                                    MEDICAL VENTURES, INC. (89.9361%)
                                    NORTH FULTON PROFESSIONAL BUILDING I, L.P.
                                      (10.1639%)
         (b) Saint Joseph Mental Health Physicians, Inc.
         (b) San Dimas Community Hospital
         (b) SEMO Medical Management Company, Inc.
         (b) Sierra Vista Hospital, Inc.
             (c) Tenet HealthSystem Sierra Vista Venture I, Inc.
             (c) Tenet HealthSystem Sierra Vista Ventures II, Inc.
         (b) South Carolina Health Services, Inc.
         (b) Southern Medical Holding Corporation
         (b) St. Mary's Regional Medical Center, Inc.
             (c) Amisub (St. Mary's), Inc.
                 (d) Priority Industrial Physical Therapy Sports Rehab, G.P. -
                                    OWNERSHIP - AMISUB (ST. MARY'S), INC. (51%)
                                    DANNY LYONS (43%); LARRY ENGLA (6%)
             (c) St. Mary's Medical Group, Inc.
             (c) Dedicated Health PHO, Inc.
         (b) Tenet (Brookwood Development), Inc.
             (c) Health Advantage Plans, Inc. - OWNERSHIP - TENET (BROOKWOOD
                                    DEVELOPMENT), INC. (33 1/3%)

---------------------
(4) Mailing address: 900 Market Street, Wilmington, Delaware 19801

                    TENET HEALTHSYSTEM LLOYD NOLAND PROPERTIES, INC. (33 1/3%) EASTSIDE VENTURES, INC. (33 1/3%)

                 (d) Group Administrators, Inc.
         (b) Texas Healthcare Services, Inc.
         (b) Texas Professional Properties, Inc.
         (b) Tenet Caldwell Family Physicians, Inc.
         (b) Tenet Catawba Nurse Midwives, Inc.
         (b) Tenet Choices, Inc. - OWNERSHIP -
                    TENET HEALTHSYSTEM MEDICAL, INC. 5,000 SHARES RICHARD FREEMAN - 1 SHARE; ROGER FRIEND - 1 SHARE
                 NOTE: Total issued and outstanding - 5,002 shares.
         (b) Tenet DeLaine Adult Medical Care, Inc.
         (b) Tenet East Cooper Spine Center, Inc.
         (b) Tenet Goodman Family Practice Associates, Inc.
         (b) Tenet Health Network, Inc.
         (b) Tenet HealthSystem GB, Inc.
         (b) Tenet HealthSystem Hilton Head, Inc.
         (b) Tenet HealthSystem Lloyd Noland Medical, Inc.
         (b) Tenet HealthSystem Lloyd Noland Properties, Inc.
         (b) Tenet HealthSystem Nacogdoches ASC, G.P., Inc.
             (c) NMC Lessor, L.P.
             (c) NMC Surgery Center, L.P.
         (b) Tenet HealthSystem Nacogdoches ASC, L.P., Inc.
         (b) Tenet HealthSystem North Shore, Inc.
             (c) Tenet HealthSystem North Shore (BME), Inc.
         (b) San Luis MSO Partners, Inc.
         (b) Tenet HealthSystem Philadelphia, Inc.
             (c) Philadelphia Health & Education Corporation
             (c) Tenet HealthSystem Bucks County, LLC
             (c) Tenet HealthSystem City Avenue, LLC
             (c) Tenet HealthSystem Elkins Park, LLC
             (c) Tenet HealthSystem Graduate, LLC
             (c) Tenet HealthSystem Hahnemann, LLC
             (c) Tenet HealthSystem MCP, LLC
             (c) Tenet HealthSystem Parkview, LLC
             (c) Tenet HealthSystem St. Christopher Hospital, LLC
                 (d) SCHC Pediatric Associates, LLC
             (c) TPS of PA, L.L.C.
                 (d) TPS II of PA, L.L.C.
                 (d) TPS III of PA, L.L.C.
                 (d) TPS IV of PA, L.L.C.
                 (d) TPS V of PA, L.L.C.
         (b) Tenet HealthSystem SGH, Inc.
         (b) Tenet HealthSystem SL, Inc.
             (c) Tenet HealthSystem DI-SUB, Inc.
         (b) Tenet HealthSystem SL HLC, Inc.
         (b) Tenet Hildebran Medical Clinic
         (b) Tenet HomeCare Information Systems, Inc.
         (b) Tenet Home Care of South Florida, Inc.
         (b) Tenet Home Care of Tampa/St. Pete, Inc.
         (b) Tenet Investments, Inc.
         (b) Tenet Riverbend Family Medicine, Inc.
         (b) Tenet Physician Services - Fort Mill, Inc.
         (b) Tenet Physician Services - Frye Regional, Inc.
             (c) Tenet Claremont Family Medicine L.L.C.
             (c) Tenet Unifour Urgent Care Center, L.L.C.

         (b) Tenet Physician Services - Georgia Baptist, Inc.
             (c) Tenet Fayette Medical Group, Inc.
         (b) Tenet Physician Services - East Cooper, Inc.
         (b) Tenet Physician Services - Piedmont, Inc.
             (c) Tenet Physician Services - Walker, L.L.C.
             (c) Tenet Physician Services - Delaine, L.L.C.
             (c) Tenet Physician Services - Lewisville, L.L.C.
             (c) Tenet Physician Services - Herlong, L.L.C.
             (c) Tenet Physician Services - Village Oaks, L.L.C.
             (c) Tenet Physician Services - Rock Hill Psych, L.L.C.
             (c) Tenet Physician Services - Piedmont West, L.L.C.
         (b) Tenet Physician Services - York, Inc.
         (b) Tenet Physician Services of the Southeast, Inc.
         (b) Tenet Physician Services of Mississippi L.L.C.
         (b) Brookwood Parking Associates, Ltd. - OWNERSHIP -
                    TENET HEALTHSYSTEM MEDICAL INC. (99%)
                    BROOKWOOD PARKING, INC. (1%)
         (b) Northwind Medical Building Associates, Ltd. - OWNERSHIP -
                    TENET HEALTHSYSTEM MEDICAL INC. (1.44%)
                    OTHERS (98.56%)
HUG Services, Inc. (77%) (5)
Assured Investors Life Company
H.F.I.C. Mangement Company, Inc.
     (a) Health Facilities Insurance Corp. Ltd - Bermuda International-NME, Inc.
     (a) N.M.E. International (Cayman) Limited - Cayment Islands, B.W.I.
         (b) B.V. Hospital Mangement - Netherlands
         (b) Pacific Medical Enterprises Sdn. Bhd. - Malaysia
             (c) Hyacinth Sdn. Bhd.
     (a) Medicalia International, B.V. - Netherlands
     (a) NME Spain S.A.
     (a) Tenet UK Properties Limited
NME Headquarters, Inc.
     (a) Ortega Development Group
     (a) Tenet IL, Inc.
Tenet HealthSystem Hospitals, Inc.
     (a) Brookhaven Hospital, Inc.
         (b) Brookhaven Pavilion, Inc.
     (a) Manteca Medical Management, Inc.
     (a) TH Purchasing, Inc.
     (a) Tenetsub Texas, Inc.
     (a) Tenet D.C., Inc.
     (a) Tenet Funding, Inc.
     (a) Tenet Hospitals Limited - OWNERSHIP -
                    TENET HEALTHSYSTEM HOSPITALS, INC. G.P. (1%)
                    TENETSUB TEXAS, INC., L.P. (99%)
         (b) Sierra Providence Healthcare Enterprises
         (b) Sierra Providence Health Network
         (b) Greater El Paso Healthcare Enterprises
     (a) National Managed Med, Inc.
     (a) National Med, Inc.
     (a) National Medical Hospital of Tullahoma, Inc.
         (b) Harton Medical Group, Inc.

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 (5) Mailing address: 25 Century Boulevard, Suite 300, Nashville,
     Tennessee 37214

     (a) National Medical Hospital of Wilson County, Inc.
         (b) Tenet Lebanon Surgery Associates, LLC
         (b) Wilson County Management Services, Inc.
         (b) Middle Tennessee Therapy Services, Inc.
     (a) National Medical Services, Inc.
         (b) Barron, Barron & Roth, Inc.
     (a) National Medical Services II, Inc.
     (a) National Medical Ventures, Inc.
         (b) Litho 1 - LP - OWNERSHIP -
                    NATIONAL MEDICAL VENTURES, INC. (63.75%);
                    PHYSICIANS (36.75%)
         (b) McHenry Surgery Center Partners, Ltd. - LP - OWNERSHIP -
                    NATIONAL MEDICAL VENTURES, INC. (49.75%)
                    PHYSICIANS (50.25%)
         (b) Redding Surgicenter - LP - OWNERSHIP -
                    NATIONAL MEDICAL VENTURES, INC. (52.857%)
                    PHYSICIANS (47.143%)
     (a) Tenet El Mirador Surgical Center, Inc.
     (a) Tenet Hialeah HealthSystem, Inc.
         (b) Hialeah Real Properties, Inc.
         (b) Tenet Hialeah (H.H.A.) HealthSystem, Inc.
         (b) Tenet Hialeah (ASC) HealthSystem, Inc.
         (b) Tenet Hialeah Ancillary Services, Inc.
         (b) Edgewater Provider Insurance Company, Ltd. (25%)
     (a) NM Ventures of North County, Inc.
         (b) North County Outpatient Surgery Center, Ltd. - OWNERSHIP -
                    PHYSICIANS (35.47%)
                    NM VENTURES OF NORTH COUNTY, INC. (64.53%)
     (a) Tenet HealthSystem Hospitals Dallas, Inc.
     (a) NME Medical de Mexico, S.A. de C.V.
     (a) Physician Network Corporation of Louisiana
     (a) Jefferson County Surgery, Inc.
         (b) Jefferson City ASC, LLC - OWNERSHIP -
                    JEFFERSON COUNTY SURGERY;
                    TENET HEALTHSYSTEM DI, INC.
     (a) Laughlin Pavilion, Inc.
     (a) NMV-II, Inc.
         (b) Delray Outpatient Surgery and Care Center, Ltd. - OWNERSHIP -
                    NMV-II, Inc. (10%);
                    OTHERS (90%)
     (a) Preferred Medical Systems of California, Inc.
     (a) San Ramon ASC, Inc.
     (a) San Ramon ASC, L.P. - OWNERSHIP -
                    THV 1 (100%)
     (a) West Coast PT Clinic, Inc.
     (a) Tenet HealthSystem CFMC, Inc.
     (a) Tenet HealthSystem Desert, Inc.
     (a) Tenet HealthSystem DI, Inc.
     (a) Tenet HealthSystem DI-SNF, Inc.
     (a) Tenet HealthSystem DI-TPS, Inc.
     (a) Tenet HealthSystem Memorial Medical Center, Inc.
     (a) Tenet HealthSystem Metroplex Hospitals, Inc.
     (a) Tenet Healthcare-Florida, Inc.
             (c) TCC Partners GP
     (a) Tenet Beaumont Healthsystem, Inc.
         (b) Baptist/Tenet JV - OWNERSHIP -
                    TENET BEAUMONT HEALTHSYSTEM, INC. (50%)
                    BAPTIST HEALTHCARE SYSTEM L.L.C. (50%)
     (a) Tenet Network Management, Inc.
     (a) THV I, Inc.
     (a) South Bay Practice Administrators, Inc.
     (a) Tenet Missouri JV, Inc.
     (a) Tenet Birmingham Management, Inc.
     (a) Practice Partners, Inc.
     (a) MHJ, Inc.
         (b) Jonesboro Health Services, L.L.C. - OWNERSHIP -
                    MHJ, Inc. (95%)

                                       ST. VINCENT TOTAL HEALTH CORPORATION (5%)

          (c) Starcare of Jonesboro, Inc.
   (a) Tenet California Medical Ventures I, Inc.
   (a) Diagnostic Imaging Services, Inc.
   (a) Metro Physicians Management Organization, Inc.
   (a) Tenet Regional Infusion North, Inc. - OWNERSHIP - TENET HEALTHSYSTEM,
                                                         SL, INC. (50%)
                                                         TENET HEALTHSYSTEM
                                                         DI, INC. (40%
                                                         TENET HEALTHSYSTEM
                                                         HOSPITALS, INC. (5%)
                                                         LIFEMARK HOSPITALS OF
                                                         MISSOURI, INC. (5%)


   (a) Tenet Louisiana Medical Ventures I, Inc.
   (a) Northeast Texas Healthcare Enterprises
   (a) Mid-Tennessee Healthcare Partners. L.L.C. - OWNERSHIP - TENET
                                                     HEALTHSYSTEM HOSPITALS,
                                                     INC. (50%)
                                                     SMITHVILLE HEALTHCARE
                                                     VENTURES, L.P. (50%)

NME Properties Corp.
   (a) Cascade Insurance Company, Ltd.
   (a) NME Properties, Inc.
       (b) Lake Health Care Facilities, Inc.
       (b) NME Properties West, Inc.
   (a) NME Property Holding Co., Inc.
   (a) Tenet HealthSystem SNF-LA, Inc.
NME Rehabilitation Properties, Inc.
   (a) R.H.S.C. Prosthetics, Inc.
   (a) Rehabilitation Facility at San Ramon, Inc.
   (a) R.H.S.C. Modesto, Inc.
   (a) Pinecrest Rehabilitation Hospital, Inc.
   (a) R.H.S.C. El Paso, Inc.
   (a) Tenet HealthSystem Pinecrest Rehab, Inc.
NME Specialty Hospitals, Inc.
   (a) National Medical Specialty Hospital of Redding
   (a) NME Management Services, Inc.
   (a) NME New Beginnings, Inc.
       (b) Addiction Treatment Centers of Maryland, Inc.
       (b) Alcoholism Treatment Centers of New Jersey, Inc.
       (b) Health Institutes, Inc.
           (c) Fenwick Hall, Inc.
           (c) Health Institutes Investments, Inc.
       (b) NME New Beginnings-Western, Inc.
           (c) Norquest/RCA-W Bitter Lake Partnership
   (a) NME Partial Hospital Services Corporation
   (a) NME Psychiatric Hospitals, Inc.
       (b) The Huron Corporation
   (a) NME Rehabilitation Hospitals, Inc.
   (a) Psychiatric Management Services Company
NME Psychiatric Properties, Inc.
   (a) Alvarado Parkway Institute, Inc.
   (a) Baywood Hospital, Inc.
   (a) Brawner Hospital, Inc.
   (a) Contemporary Psychiatric Hospitals, Inc.
   (a) Elmcrest Manor Psychiatric Hospitals, Inc.
   (a) Gwinnett Psychiatric Institute, Inc.
   (a) Jefferson Hospital, Inc.
   (a) Lake Hospital and Clinic, Inc. - OWNERSHIP - NME PSYCHIATRIC
                            PROPERTIES, INC. (97.875%)
                            RALPH MOLLYCHECK, M.D. (2.125%)
   (a) Lakewood Psychiatric Hospitals, Inc.
   (a) Laurel Oaks Residential Treatment Center, Inc.

   (a) Leesburg Institute, Inc.
   (a) Manatee Palms Residential Treatment Center, Inc.
   (a) Manatee Palms Therapeutic Group Home, Inc.
   (a) Medfield Residential Treatment Center, Inc.
   (a) Modesto Psychiatric Hospitals, Inc.
   (a) Modesto Psychiatric Realty, Inc.
   (a) Nashua Brookside Hospital, Inc.
   (a) North Houston Healthcare Campus, Inc.
   (a) Northeast Behavioral Health, Inc.
   (a) Northeast Psychiatric Associates - 2, Inc.
   (a) Outpatient Recovery Centers, Inc.
   (a) P.D. at New Baltimore, Inc.
   (a) P.I.A. Alexandria, Inc.
   (a) P.I.A. Canoga Park, Inc.
   (a) P.I.A. Cape Girardeau, Inc.
   (a) P.I.A. Capital City, Inc.
   (a) P.I.A. Central Jersey, Inc.
   (a) P.I.A. Colorado, Inc.
   (a) P.I.A. Connecticut Development Company, Inc.
   (a) P.I.A. Cook County, Inc.
   (a) P.I.A. Denton, Inc.
   (a) P.I.A. Detroit, Inc.
       (b) Psychiatric Facility at Michigan Limited Partnership
   (a) P.I.A. Educational Institute, Inc.
   (a) P.I.A. of Forth Worth, Inc.
   (a) P.I.A. Green Bay, Inc.
   (a) P.I.A. Highland, Inc.
       (b) Highland Psychiatric Associates - OWNERSHIP - P.I.A. HIGHLAND, INC
                                                         (50%)
                           PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (50%)
   (a) P.I.A. Highland Realty, Inc.
       (b) Highland Realty Associates - OWNERSHIP - (LIMITED PARTNERSHIP) -
                           P.I.A. HIGHLAND REALTY, INC. (49%)
                           PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (49%) (GENERAL PARTNERSHIP) - P.I.A. HIGHLAND REALTY, INC. (1%)
                           PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (1%)
   (a) P.I.A. Indianapolis, Inc.
   (a) P.I.A. Kansas City, Inc.
   (a) P.I.A. Lincoln, Inc.
   (a) P.I.A. Long Beach, Inc.
   (a) P.I.A. Maryland, Inc.
   (a) P.I.A. Michigan City, Inc.
   (a) P.I.A. Milwaukee, Inc.
   (a) P.I.A. Modesto, Inc.
   (a) P.I.A. Naperville, Inc.
   (a) P.I.A. New Jersey, Inc.
   (a) P.I.A. North Jersey, Inc.
   (a) P.I.A. Northern New Mexico, Inc.
   (a) P.I.A. Panama City, Inc.
   (a) P.I.A. Randolph, Inc.
   (a) P.I.A. Rockford, Inc.
   (a) P.I.A. of Rocky Mount, Inc.
   (a) P.I.A. Salt Lake City, Inc.
   (a) P.I.A. San Antonio, Inc.
   (a) P.I.A. San Ramon, Inc.
   (a) P.I.A. Sarasota Palms, Inc.

   (a) P.I.A. Seattle, Inc.
   (a) P.I.A. Slidell, Inc.
   (a) P.I.A. Solano, Inc.
   (a) P.I.A. Specialty Press, Inc.
   (a) P.I.A. Stafford, Inc.
   (a) P.I.A. Stockton, Inc.
   (a) P.I.A. Tacoma, Inc.
   (a) P.I.A. Tidewater Realty, Inc.
       (b) I.P.T. Associates
   (a) P.I.A. Topeka, Inc.
   (a) P.I.A. Visalia, Inc.
   (a) P.I.A. Waxahachie, Inc.
   (a) P.I.A. Westbank, Inc.
   (a) P.I.A.C. Realty Company, Inc.
   (a) PIAFCO, Inc.
   (a) Pinewood Hospital, Inc.
   (a) Potomac Ridge Treatment Center, Inc.
   (a) Psychiatric Facility at Amarillo, Inc.
   (a) Psychiatric Facility at Asheville, Inc.
   (a) Psychiatric Facility at Azusa, Inc.
   (a) Psychiatric Facility at Evansville, Inc.
   (a) Psychiatric Facility at Lafayette, Inc.
   (a) Psychiatric Facility at Lawton, Inc.
   (a) Psychiatric Facility at Medfield, Inc.
   (a) Psychiatric Facility at Memphis, Inc.
   (a) Psychiatric Facility at Palm Springs, Inc.
   (a) Psychiatric Facility at Yorba Linda, Inc.
   (a) Psychiatric Institute of Alabama, Inc.
   (a) Psychiatric Institute of Atlanta, Inc.
   (a) Psychiatric Institute of Bedford, Inc.
   (a) Psychiatric Institute of Bucks County, Inc.
   (a) Psychiatric Institute of Chester County, Inc.
   (a) Psychiatric Institute of Columbus, Inc.
   (a) Psychiatric Institute of Delray, Inc.
   (a) Psychiatric Institute of Northern Kentucky, Inc.
   (a) Psychiatric Institute of Northern New Jersey, Inc.
   (a) Psychiatric Institute of Orlando, Inc.
   (a) Psychiatric Institute of Richmond, Inc.
   (a) Psychiatric Institute of San Jose, Inc.
   (a) Psychiatric Institute of Sherman, Inc.
   (a) Psychiatric Institute of Washington D.C., Inc.
   (a) Residential Treatment Center of Memphis, Inc.
   (a) Residential Treatment Center of Mongtomery County, Inc.
   (a) The Residential Treatment Center of the Palm Beaches, Inc.
   (a) River Wood Center, Inc.
   (a) Sandpiper Company, Inc.
   (a) Southern Crescent Psychiatric Institute, Inc.
   (a) Southwood Psychiatric Centers, Inc.
   (a) Springwood Residential Treatment Centers, Inc.
   (a) Tidewater Psychiatric Institute, Inc.
   (a) The Treatment Center at Bedford, Inc.
   (a) Tucson Psychiatric Institute, Inc.
   (a) Tulsa County Health Services, Inc.
Northshore Hospital Management Corporation (LA)
Tenet Healthcare Foundation

Tenet HealthSystem HealthCorp.
     (a) OrNda Hospital Corporation
         (b) AHM Acquisition Co., Inc.
             (c) OrNda Investments, Inc.
                 (d) AHM CGH, Inc.
                 (d) AHM GEMCH, Inc.
                 (d) AHM Jackson Hospital, Inc.
                 (d) AHM Minden Hospital, Inc.
                 (d) AHM SMC, Inc.
                 (d) AHM WCH, Inc.
                 (d) American Healthcare Management Development Company
                 (d) CHHP, Inc.
                 (d) GCH, Inc.
                 (d) HCW, Inc.
                 (d) LBPG, Inc.
                 (d) LCMH, Inc.
                 (d) Lake Mead Holdings - OWNERSHIP -
                                    ORNDA INVESTMENTS, INC., GP (25%)
                                    DOCTORS GROUP, LP (75%)
                 (d) Monterey Park Hospital
                 (d) MPC, Inc.
                 (d) NLVH, Inc.
                     (e) Pollamead Partnership - OWNERSHIP -
                                    NLVH, INC., GP (50%)
                                    DOCTORS GROUP, LP (50%)
                     (e) Pollamead Partnership II - OWNERSHIP -
                                    NLVH, INC., GP (50%)
                                    DOCTORS GROUP, LP (50%)
                 (d) NLVPG of Nevada, Inc.
                 (d) OrNda Management Services, Inc.
                 (d) Tenet HealthSystem Heritage, Inc.
                     (e) Foot and Ankle Specialty Institute of Tacoma -
                                    OWNERSHIP - PSH, INC., GP (50%)
                                    INTEGRATED HEALTHCARE ALLIANCE, LP (50%)
                 (d) USDHC, Inc.
                 (d) WCH Management Services, Inc.
                 (d) WPH Management Services, Inc.
                 (d) Tenet HealthSystem WP, Inc.
         (b) CFMC LP, Inc.
         (b) CGH Realty Holding, Inc.
         (b) Coastal Communities Health Systems, Inc.
             (c) Coastal Communities Hospital, Ltd. - OWNERSHIP -
                                    COASTAL COMMUNITIES HEALTH SYSTEMS,
                                      INC., GP (50%)
                                    DOCTORS GROUP, LP (50%)
         (b) Commonwealth Continental Health Care, Inc.
         (b) Commonwealth Continental Health Care III, Inc.
         (b) Coral Gables Hospital, Inc.
             (c) CGH Hospital, Ltd. - OWNERSHIP - CORAL GABLES HOSPITAL,
                                      INC., GP (94.25%)
                                    GREATER MIAMI MEDICAL GROUP,
                                      LTD., LP (5.75%)
         (b) Coral Gables Hospital Partners, Inc.
             (c) South Florida Physicians Services, Inc.
         (b) CVHS Hospital Corporation
         (b) Cypress Fairbanks Medical Center, Inc.
             (c) New Medical Horizons II, Ltd. - OWNERSHIP - CYPRESS
                                    FAIRBANKS MEDICAL CENTER, INC., GP (99%)
                                    ORNDA HOSPITAL CORPORATION, LP (1%)
             (c) The Davenport Clinic, Inc.
         (b) DHPG of Georgia, Inc.
         (b) Doctors' Hospital Medical Center Inc.
         (b) FMC Acquisition, Inc.

             (c) FMC Hospital, Ltd. - OWNERSHIP - FMC ACQUISITION,
                                      INC., GP (85%)
                                    FLORIDA INSTITUTE OF HEALTH, LTD., LP (15%)
         (b) FMC Medical, Inc.
         (b) Fountain Valley Health Care, Inc.
         (b) Fountain Valley Imaging Center, LP
         (b) Fountain Valley Outpatient Surgical Center, LP
         (b) Fountain Valley Imaging Corporation
         (b) Fountain Valley Pharmacy, Inc.
         (b) Fountain Valley Regional Hospital and Medical Center
         (b) GCPG, Inc.
             (c) Garland Community Hospital, Ltd. - OWNERSHIP -
                                    GCPG, INC., GP (1%)
                                    REPUBLIC HEALTH CORPORATION OF
                                      MESQUITE, LP (99%)
         (b) General Hospital of Sequatchie, Inc.
         (b) Harbor View Health Systems, Inc.
             (c) Harbor View Physician Services, Inc.
             (c) Harbor View Health Partners, L.P. - OWNERSHIP -
                                    HARBOR VIEW HEALTH SYSTEMS, INC. GP (50%)
                                    REPUBLIC HEALTH CORPORATION OF SAN
                                      BERNARDINO, LP (50%)
         (b) Harbor View Medical Center, Inc.
         (b) Tenet HC, Inc.
         (b) Health Holding Company, Inc.
             (c) Tenet HealthSystem Biltmore, Inc.
             (c) OrNda Healthcorp of Phoenix, Inc.
                 (d) Biltmore Surgery Center, Inc.
                 (d) CHR Service Corp.
         (b) Health Resources Corporation of America - California
         (b) Health Resources Corporation of America - Florida
             (c) RHC Florida, Inc.
                 (d) RHC Parkway, Inc.
                     (e) Republic Health Corporation of North Miami, Inc.
                         (f) OrNda of South Florida Services Corporation
                             (g) San Juan Medical Center, Inc.
         (b) Houston Northwest Medical Center, Inc.
             (c) HNMC, Inc.
                 (d) C.T. Joint Venture - OWNERSHIP - HNMC, INC., GP (50%)
                                    DOCTORS GROUP, LP (50%)
                 (d) Houston Northwest Radiotherapy, L.L.C. - OWNERSHIP -
                                    HNMC, INC., MANAGING MEMBER (6.79%)
                                    DOCTORS GROUP, MEMBER (93.21%)
                 (d) Houston Rehabilitation Associates - OWNERSHIP -
                                    HNMC, INC., GP (20%)
                                    DOCTORS GROUP, LP (80%)
                 (d) MRI-North Houston Venture - OWNERSHIP -
                                    HNMC, INC., GP (12%)
                                    DOCTORS GROUP, LP (88%)
                 (d) HNW GP, Inc.
                 (d) HNW Holdings, Inc.
                 (d) HNW Lessor GP, Inc.
                     (e) Houston Northwest Lessor, Ltd. - OWNERSHIP -
                                    HNW LESSOR GP, INC., GP
                                    HNW HOLDINGS, INC. LP
                 (d) Houston Northwest Management Services, Inc.
             (c) Northwest Houston Providers Alliance, Inc.
         (b) Indianapolis Health Systems, Inc.
             (c) MMC Cardiology Venture - OWNERSHIP -
                                    INDIANAPOLIS HEALTH SYSTEMS,
                                      INC., GP (50%)
                                    REPUBLIC HEALTH CORPORATION OF
                                      INDIANAPOLIS, LP (50%)
         (b) La Hacienda Treatment Center, Inc.
         (b) Lewisburg Community Hospital, Inc.
         (b) Managed Health Alliance

         (b) MCF, Inc.
             (c) Bone Marrow/Stem Cell Transplant Institute of Florida, Inc.
                 (d) Bone Marrow/Stem Cell Transplant Institute of Florida,
                                    Ltd. - OWNERSHIP - BONE MARROW/STEM CELL
                                      TRANSPLANT INSTITUTE OF FLORIDA,
                                      INC., GP (51%)
                                    STEM CELL, INC., LP (49%)
             (c) Florida Medical Center, Ltd. - OWNERSHIP - MCF, INC., GP (50%)
                                    ORNDA HOSPITAL CORPORATION, LP (50%)
         (b) MCS Administrative Services, Inc.
         (b) Meridian Regional Hospital, Inc.
         (b) Tenet MGH, Inc.
         (b) Midway Hospital Medical Center, Inc.
             (c) Midway Surgery Center, Ltd. - OWNERSHIP -
                                    MIDWAY HOSPITAL MEDICAL CENTER (100%)
         (b) NAI Community Hospital of Phoenix, Inc.
         (b) OrNda Access, Inc.
         (b) OrNda Ambulatory Network, Inc.
             (c) Central Coast Surgery Center, Ltd. - OWNERSHIP -
                                    ORNDA AMBULATORY NETWORK, INC., GP (69.8%)
                                    DOCTORS GROUP, LP (30.2%)
             (c) Magnolia Ambulatory Surgi-Center, L.P., - OWNERSHIP -
                                    ORNDA AMBULATORY NETWORK, INC., GP (71.8%)
                                    DOCTORS GROUP, LP (28.2%)
             (c) Metro Ambulatory Surgery Center, L.P. - OWNERSHIP -
                                    ORNDA AMBULATORY NETWORK, INC., GP (75%)
                                    DOCTORS GROUP, LP (25%)
             (c) Metro Surgery Center Limited Partnership
         (b) OrNda Health Initiatives, Inc.
         (b) OrNda Health Choice, Inc.
             (c) Health Choice HMO
             (c) Health Choice Partners, Inc.
         (b) OrNda Healthcorp of Florida, Inc.
         (b) Saint Vincent Healthcare System, Inc.
             (c) Saint Vincent Hospital, Inc.
             (c) OrNda Metro Surgery, Inc.
                 (d) Saint Vincent Hospital, L.L.C. - OWNERSHIP -
                                    ORNDA HOSPITAL INVESTMENT CORP. -
                                    MANAGING MEMBER
             (c) Clini-Tech Laboratories, Inc.
             (c) OHM Health Initiatives, Inc.
             (c) Provident Nursing Homes, Inc.
             (c) Fallon Clinic, Inc. - OWNERSHIP - ORNDA HEALTHCORP OF
                                      MASSACHUSETTS, INC. (35%)
                                    SAINT VINCENT HOSPITAL, L.L.C. (10%),
                                    INDIVIDUAL PHYSICIANS (55%)
         (b) OrNda HomeCare, Inc.
         (b) OrNda of South Florida, Inc.
             (c) OrNda FMC, Inc.
             (c) TriLink Provider Services Organization, Inc.
         (b) OrNda of South Florida Holdings, Inc.
         (b) OrNda Physicians Services, Inc.
         (b) OrNda Receivables Co.
         (b) Portland Health Centers, Inc.
         (b) PoWay Health Systems, Inc.
         (b) Qualicare of Mississippi, Inc.
             (c) Gulf Coast Community Health Care Systems, Inc.
             (c) Gulf Coast Community Hospital, Inc.
         (b) Republic Health Corporation of Arizona
         (b) Republic Health Corporation of California
         (b) Republic Health Corporation of Central Georgia
         (b) Republic Health Corporation of Hayward

         (b) Republic Health Corporation of Indianapolis
             (c) Indianapolis Physician Services, Inc.
             (c) Winona Memorial Hospital, Ltd. - OWNERSHIP -
                                    REPUBLIC HEALTH CORPORATION OF
                                      INDIANAPOLIS, INC., GP (99%)
                                    ORNDA HEALTHCORP, LP (1%)
         (b) Republic Health Corporation of Meridian
         (b) Republic Health Corporation of Mesquite
         (b) Republic Health Corporation of North Miami
             (c) North Miami Medical Center, Ltd. - OWNERSHIP -
                                    REPUBLIC HEALTH CORPORATION OF NORTH
                                      MIAMI, GP (60.845%)
                                    DOCTORS GROUP, LP
         (b) Republic Health Corporation of Rockwall County
         (b) Republic Health Corporation of San Bernardino
         (b) Lake Pointe GP, Inc.
             (c) Lake Pointe Partners, Ltd. _ OWNERSHIP -
                                    Lake Pointe GP, Inc., GP- 1 31%
                                    Lake Pointe Investments, Inc., LP- 97.82%
                                    Individual Physicians, LP 0.87%
         (b) Republic Health Corporation of Texas
         (b) Republic Health of North Texas
         (b) Republic Health Partners, Inc.
         (b) RHC Texas, Inc.
         (b) RHCMS, Inc.
         (b) S.C. Cal, Inc.
             (c) Tenet HealthSystem CM, Inc.
         (b) S.C. Management, Inc.
         (b) S.C., San Antonio, Inc.
             (c) Southwest Physician Management Services, Inc.
         (b) Santa Ana Hospital Medical Center, Inc.
         (b) SHL/O Corp.
         (b) South Park Medical Center, Inc.
         (b) St. Luke Medical Center
         (b) St. Vincent Healthcare System, Inc.
         (b) Tenet HealthSystem QA, Inc.
             (c) Tenet HealthSystem QA Medical Groups, Inc.
         (b) Tenet HealthSystem MCS-AZ, Inc.
         (b) Tenet HealthSystem MW, Inc.
         (b) Tenet HealthSystem TGH, Inc.
         (b) UWMC Hospital Corporation
         (b) Valley Community Hospital
         (b) West Los Angeles Health Systems, Inc.
             (c) Brotman Partners, L.P. - OWNERSHIP - WEST LOS ANGELES
                                    HEALTH SYSTEMS, INC. GP (55.75%)
                                    ORNDA INVESTMENTS, INC., LP (44.25%)
                 (d) Foot and Ankle Specialty Institute of Culver City -
                                    OWNERSHIP - BROTMAN PARTNERS, L.P., GP (50%)
                                    INTEGRATED HEALTHCARE ALLIANCE,
                                      INC., LP (50%)
                 (d) Gynecological Specialty Institute of Culver City -
                                    OWNERSHIP - BROTMAN PARTNERS, L.P., GP (50%)
                                    INTEGRATED HEALTHCARE ALLIANCE,
                                      INC., LP (50%)
         (b) Tenet HealthSystem WRF, Inc.
         (b) Whittier Hospital Medical Center, Inc.
             (c) Head & Neck Specialty Institute of Whittier - OWNERSHIP -
                                    WHITTIER HOSPITAL MEDICAL CENTER,
                                      INC. GP (50%)
                                    INTEGRATED HEALTHCARE ALLIANCE, LP (50%)
     (a) Horizon Health Group, Inc.

     (a) Tenet HealthSystem Metro G.P., Inc.
         (b) Metro Phoenix Surgery, Inc. - OWNERSHIP - OMDA
                                      METROSURGERY, INC. (99%)
                                    TENET HEALTHSYSTEM METRO G.P., INC. (1%)
     (a) Tenet HealthSystem Occupational Medicine, Inc.
     (a) Tenet HealthSystem Sub, Inc.
Tenet Healthsystem Consulting Ltd.
Syndicated Office Systems
Wilshire Rental Corp.




Revised: July 14, 2000
Source: Gail Martin-White